MONETTA FUNDS
STATEMENT OF ADDITIONAL INFORMATION

April 30, 2016
as supplemented June 29, 2016

Monetta Trust:

Monetta Fund (MONTX)
Monetta Young Investor Fund (MYIFX)

1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60189

(1-800-MONETTA)

WWW.MONETTA.COM

The Monetta Fund (“Monetta Fund”) and the Monetta Young Investor Fund (“Young Investor Fund”) (each a “Fund” and collectively the “Funds”), each a series of the Monetta Trust (“Trust”), comprise the Monetta Funds.

The Funds’ Annual Report to Shareholders dated December 31, 2015, accompanying notes and Report of Registered Independent Public Accounting Firm appearing in the Annual Report are incorporated by reference and made a part of this Statement of Additional Information (“SAI”). Copies of the Annual Report and Semi-Annual Report may be obtained free of charge by writing, calling the Funds or by downloading the documents from the Funds’ website www.monetta.com.

This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectus dated April 30, 2016, as may be revised, which may be obtained free of charge by writing or calling the Funds.

Table of Contents - Statement of Additional Information (SAI)

Table of Contents - Statement of Additional Information (SAI)

GENERAL INFORMATION & FUNDS’ HISTORY

Monetta Trust. The Trust is a Massachusetts business trust organized on October 22, 1992, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Monetta Fund and Young Investor Fund are series of the Trust. Each series of the Trust is a diversified fund.

The Monetta Fund is the successor to Monetta Fund, Inc. (the “Predecessor Monetta Fund”), as a result of the reorganization of the Predecessor Monetta Fund into the Monetta Fund on April 30, 2013. The Predecessor Monetta Fund was also advised by the Adviser and distributed by the Trust’s distributor and had the same investment objective and strategies as the Monetta Fund. As the successor to the Predecessor Monetta Fund, the Monetta Fund retains the performance and accounting history of the Predecessor Monetta Fund, including its inception date of May 6, 1986.

Under the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

Each Fund’s shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees of the Trust (the “Board”) with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund. Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any Fund, which are binding only on the assets and property of that fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of a Fund's assets of all losses and expenses of any fund shareholder held personally liable for the fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

Each Fund share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the Investment Company Act of 1940 (the “1940 Act”) or other applicable laws. Shares of a Fund are not entitled to vote on any matter not affecting that fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A Trustee may be removed with or without cause upon the written declaration of a majority of the Trustees. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

The Monetta Trust and the Funds use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc. ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

The Funds’ Prospectus and this SAI are a part of the Monetta Trust’s Registration Statement filed with the SEC. Copies of the complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions which are “fundamental” and cannot be changed as to a Fund without approval of the holders of a majority of the outstanding shares of the Fund. As defined by the Investment 1940 Act, this means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of all of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

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Each Fund operates under the following investment restrictions:

1) The Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a fund's total assets, except that this restriction does not apply to U.S. government securities;

2) The Fund may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. government securities;

4) The Fund may not make loans, but this restriction shall not prevent the Fund from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

5) The Fund may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the fund will not purchase additional securities when its borrowings exceed 5% of total assets;

6) The Fund may not underwrite the distribution of securities of other issuers except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;

7) The Fund may not purchase and sell real estate or interests in real estate, although the Funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8) The Fund may not purchase and sell commodities or commodity contracts;

9) The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

10) The Fund may not sell securities short or maintain a short position, except securities that the fund owns or has the right to acquire without payment of additional consideration;

11) The Fund may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions is "fundamental". In addition, the Funds are subject to a number of restrictions that may be changed by the Board without Shareholders' approval. Under these non-fundamental restrictions, a Fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

Within the restrictions outlined here, and in the Funds’ Prospectus, the Adviser has full discretion with respect to the investment decisions of the Funds.

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INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

Equity Securities
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

Cash Management
For defensive purposes, or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily, and without limitation, hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Funds also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

Debt Securities
In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a Fund's net asset value but not the income received by a Fund from its portfolio securities. In addition, if the bonds in a Fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

Convertible Securities
Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a Fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.

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Government Securities
U.S. government securities are debt securities that are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. government securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. government securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount.

During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the fixed income funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk”, which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

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The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally, when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

A Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

Repurchase Agreements
A repurchase agreement is a sale of securities to a Fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

Options on Securities and Indices
Each Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts but is limited to 5% of its net assets.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option (an index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators).

A Fund will write call options and put options only if they are "covered". This means, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a Fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the Fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

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There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise of options were imposed, a Fund might be unable to exercise an option it had purchased.

Index Risks
The portion of the Young Investor Fund that invests in underlying funds and exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index (the “Index”) or other broad-based market indices that primarily include stocks of large capitalization U.S. companies will be subject to certain risks which are unique to tracking the Index. The Index is made up primarily of large-capitalization companies. The underlying funds in which the Fund invests track the Index, and are therefore subject to the same risks the Index is subject to. This includes investment style risk, which is the chance that returns from large-capitalization stocks tend to be less volatile than small- and mid-capitalization stocks, but more volatile than other investment choices. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Typically, those underlying funds will attempt to hold the same securities and in approximately the same proportions as the Index, but the securities held and the proportions in which they are held may vary slightly from the Index, meaning the performance of the underlying funds may not be identical to the Index. Investments in the underlying funds also involve certain additional expenses and certain tax results that may not arise if you invested directly in the underlying funds. By investing indirectly in the underlying funds, through the Young Investor Fund, you will bear not only your proportionate share of the Young Investor Fund’s expenses (including operating costs and investment advisory fees), but also, indirectly, similar expenses and charges of the underlying funds’ fees. Finally, you may incur increased tax liabilities by investing in the Young Investor Fund rather than directly in the underlying funds.

The Index, and therefore the underlying funds that seek to track the Index, typically includes a diverse collection of stocks. It is possible, however, that the Index could become less diversified if the Index’s largest companies significantly increase in value relative to the Index’s other components. In such an extreme event, the performance of the Index, and the underlying funds, would be subject to increased volatility based upon the performance of those larger companies.

Investment in Open-End Investment Companies
The Young Investor Fund may purchase "no-load" mutual funds, which are bought and sold without a sales charge, that seek to track the Index. However, when the Adviser believes it is appropriate, the Fund may also purchase mutual funds that charge a redemption fee or contingent deferred sales charge of up to 2% for short-term sales of one year or less; provided, however, that in no event may more than 50% of the Fund's total assets be subject to such a redemption fee or contingent deferred sales charge. The underlying mutual funds in which the Funds invest may incur distribution expenses in the form of 12b-1 fees.

An investor in the Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds or other investment companies indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds.

The Fund, together with any "affiliated persons" as defined in the 1940 Act, may purchase only up to 3% of the total outstanding securities of any underlying investment company (except investments in money market mutual funds are not subject to this 3% limit). Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first choice.

In the event the Fund holds more than one percent (1%) of an underlying fund's shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund's outstanding shares during any period of less than 30 days. To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remain in effect.

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If the Fund invests more than 10% of its total assets in other investment companies and an investment company in which the Fund invests requests a shareholder vote, the Fund will either (i) seek instructions from its shareholders with regard to the voting of all proxies issued by the open-end investment company and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the underlying fund in the same proportion as the vote of all other shareholders of the underlying fund.

The Adviser has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Adviser or the management of another underlying fund is selling the same security. This scenario would result in an indirect expense to the Fund without corresponding economic or investment benefit.

Investment in Closed-End Investment Companies
The Young Investor Fund may also invest its assets in “closed-end” investment companies (or “closed-end funds”). This Fund may purchase up to 3% of the outstanding voting securities of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

All closed-end funds are investment companies. Therefore, the Fund’s purchase of closed-end fund shares are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described above, under “Investments in Open-End Investment Companies”.

Exchange Traded Funds
The Funds may purchase shares of exchange traded funds (“ETFs”). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, a Fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a Fund's investments in other investment companies, which are described above, under “Investments in Open-End Investment Companies”.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares represent an interest in an investment portfolio held by the ETF. A fund that issues ETF shares may be able to repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the ETF shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its ETF shares may also lend those shares to qualified institutional borrowers as part of the fund's securities lending activities.

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Leveraged ETFs (i.e., ETFs that seek to multiply the return, or the inverse of the return, of the underlying tracked index) contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in leveraged ETFs that use derivative instruments to achieve such leverage, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales for which the Fund does not already own an equal amount of the securities of the same issuer as the securities that are sold short, could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. The value of a leveraged ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the ETF’s investment strategies involve consistently applied leverage. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, leveraged ETFs’ performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect may be enhanced during the periods of increased market volatility.

Inverse ETFs (i.e., ETFs that seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis) contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, these unique ETFs also pose all of the risks associated with leveraged ETFs as well as inverse ETFs. These investment vehicles are extremely volatile and can expose the ETF to theoretically unlimited losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. It is the policy of the Adviser to protect the confidentiality of Funds’ holdings and prevent the selective disclosure of non-public information concerning the Funds. Neither the Funds, nor the Adviser, receive compensation with respect to the disclosure of portfolio holdings information.

No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as described below. Nothing in the Disclosure Policies is intended to prevent the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, the Distributor, the Trustees of the Funds, the Directors of the Adviser, the Funds’ custodian, fund accountant, administrator, independent public accountants, attorneys, and who are subject to duties of confidentiality imposed by law and/or contract.

The Funds disclose their calendar quarter-end portfolio holdings on their website, http://www.monetta.com, generally within 15 calendar days after the end of each quarter. The Funds also disclose their top ten holdings on their website generally within 15 calendar days after the end of each quarter. The top ten and quarter-end portfolio schedules will remain available on the Funds' website at least until it is updated for the next quarter, or until the Fund files with the SEC its semi-annual or annual shareholder report or Form N-Q that includes such period. The most recent portfolio schedules are available on the Funds' website, as noted above, or by calling toll free at 1-800-MONETTA. The Funds may terminate or modify this policy at any time without further notice to shareholders.

Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons ONLY IF such information has been previously publicly disclosed.

The policies and procedures further prohibit the Funds or any other person from paying or receiving any compensation or consideration of any type for the purpose of obtaining such information. “Consideration” includes any agreement to maintain assets in a Fund or any other investment company or account managed by the Adviser or any of its affiliated persons.

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The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ Custodian, attorneys and auditors. Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services, portfolio management and trading systems. The Funds’ Custodian, by the nature of its services to the Funds, has real-time information about the portfolio securities being purchased, sold, and held by each of the various Funds. The Funds’ attorneys and accountants, to provide their services to the Funds, may be provided with the Funds’ portfolio holdings on a real-time basis, without any lag.

The non-public disclosure of Fund portfolio holdings to other third parties (such as fund evaluation services other than Morningstar and Lipper) may be permissible so long as the third party has signed a written Confidentiality Agreement that is in form and substance acceptable to, and approved by, the Funds’ Chief Compliance Officer. Any Confidentiality Agreement must be consistent with past disclosure practices. All Confidentiality Agreements shall be provided to the full Board of Trustees or an authorized committee of the Board, on a quarterly basis. Currently, the Trust has not received any such written Confidentiality Agreements, and therefore, the Funds do not disclose their calendar quarter-end or top ten holdings to such third parties before the Trust’s calendar quarter-end and/or top ten holdings, respectively, have been made publicly available on the Funds’ website.

The non-public disclosure of portfolio holdings of the Funds to third parties may only be made following a determination by the Funds’ Chief Compliance Officer that the disclosure is for a legitimate business purpose and in the best interests of the Funds’ shareholders. Only the Funds’ Chief Compliance Officer is authorized to release non-public portfolio holdings of the Funds to third parties. In considering whether the disclosure of such information is for a legitimate business purpose and in the best interests of the Funds’ shareholders, the Funds’ Chief Compliance Officer must consider the conflicts between the interests of the Funds’ shareholders or other clients of the Adviser and those of the Adviser and any affiliated person of the Funds. The Chief Compliance Officer must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefore. In connection with the oversight responsibilities by the Funds’ Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board or an authorized committee of the Board.

Notwithstanding anything in the policies to the contrary, the Funds’ Board and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the policies. Further, the policies may not be waived, or exceptions made, without the written consent of the Funds’ Chief Compliance Officer. All waivers and exceptions involving any of the Funds will be disclosed to the Funds’ Board no later than its next regularly scheduled quarterly meeting.

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedules 13D and 13G and Form 13F), respond to requests from regulators, and comply with valid subpoenas. The Trust is required to file reports containing the Funds’ complete portfolio schedules with the SEC on Form N-Q (first and third quarters) and on Form N-CSR (second and fourth quarters) not later than 60 days after the close of each respective quarter of the fiscal year.

As of December 31, 2015, each of the below listed third party service providers receive information concerning the Funds’ portfolio holdings: (1) Cohen Fund Audit Services, Ltd. (serves as the Funds’ independent registered public accountants); (2) Thompson Hine, LLP (serves as counsel to the Funds and the Independent Trustees); (3) U.S. Bank N.A. (serves as the Funds’ custodian); (4) U.S. Bancorp Fund Services, LLC (serves as the Funds’ transfer agent, dividend disbursing agent, shareholder servicing agent, accountant and administrator); (5) Broadridge Investor Communication Solutions, Inc. (provides proxy services); and (6) the following fund evaluation services: Morningstar, Standard & Poor’s, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge. The Funds and/or the Adviser may provide portfolio holdings to other appropriate service providers in accordance with these policies.

Nothing contained in the policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

The Funds’ Board must approve all material amendments to the policies.

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TRUSTEES AND OFFICERS

The following table lists the Board of Trustees and officers of the Monetta Trust. The Board supervises the business and management of the Trust. The Board approves all significant agreements between the Trust and those companies that furnish services to the Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the 1940 Act) as a result of their affiliation with various entities, including the Adviser and the Monetta Trust.

Except as otherwise noted, the business address for each Trustee and officer listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60189.

Name, (Year of Birth)	Position(s) Held with Trust	Term of Office a nd Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During the Past Five Y ears
INDEPENDENT (“DISINTERESTED”) TRUSTEES:
John L. Guy (1952)	Trustee Independent Chairman Member of Audit Committee Member of Nominating Committee	Since 1993 Since 2014 Since 1993 Since 2000 Since 2014	Sr. VP/Director of Business Banking, Webster Bank, since Dec 2010; Sr. VP SBA & Alternative Lending 2008 to 2010.	2	The Monetta Fund, Inc. (one fund), 1998 – 2013; The Ambassador Funds (six funds), 2010 - 2012.
Marlene Z. Hodges (1948)	Trustee Member (and Chairwoman) of Audit Committee Member (and Chairwoman) of Nominating Committee Member of Executive Committee	Since 2001 Since 2007 (Chairwoman since 2014) Since 2005 Since 2011 (Chairwoman since 2014)	Executive Vice President and Chief Financial Officer, Orchard Village (non-profit organization), since 2012; Founder and CEO of Marlene Z. Hodges, LLC, a consultancy providing financial guidance to non-profits, since 2011; CFO, Asian Human Services from 2007 to 2011.	2	The Monetta Fund, Inc. (one fund), 2001 – 2013; The Ambassador Funds (six funds), 2010 - 2012.
Patricia J. Luscombe (1961)	Trustee Member of Audit Committee Member of Executive Committee	Since 2015 Since 2015 Since 2016	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (investment bank) (since 2007).	2	Trustee, Northern Lights Fund Trust III (34 funds) (since 2015).

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Name, (Year of Birth)	Position(s) Held with Trust	Term of Office a nd Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During the Past Five Y ears
INSIDE ("INTERESTED") TRUSTEES*:
Robert S. Bacarella** (1949)	Principal Executive Officer Trustee, President and Member of Executive Committee	Since 2002 Since 1993	Chairman, Chief Executive Officer and President of Adviser since 1997; Director of Adviser since 1984.	2	The Monetta Fund, Inc. (one fund), 1986 – 2013; The Ambassador Funds (six funds), 2010 - 2012.

OFFICERS:
Robert J. Bacarella** (1977)	Vice- President Treasurer Secretary, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer	Since 2009 Since 2010 Since 2012	For the Adviser, Vice President, Treasurer, Chief Financial Officer and Director since 2010; Co-Portfolio Manager of the Equity Funds since 2009.	Not Applicable	Not Applicable
Douglas N. Tyre (1980) c/o Cipperman Compliance Services LLC 480 E. Swedesford Road, Suite 300 Wayne, PA 19087	Chief Compliance Officer	Since 2016
Chief Compliance Officer for the Adviser since 2016;
Vice President, Chief Compliance Officer, Cipperman Compliance Services LLC (2014-present).
Formerly, Client Services & Operations Specialist-Senior Associate of Echo Point Investment Management LLC (2010-2014).

				Not Applicable	Not Applicable
**Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

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The following table sets forth compensation paid by the Monetta Trust to the Trustees and officers during the year ended December 31, 2015:

Name of Person, Position	Aggregate Compensation from Trust*	Total Compensation from Fund Complex(2)
Robert S. Bacarella President, Trustee(1)	$0	$0
John L. Guy Trustee	$14,250	$14,250
Marlene Z. Hodges Trustee	$12,250	$12,250
Patricia J. Luscombe Trustee(3)	$2,750	$2,750
Robert J. Bacarella Vice-President, Treasurer, Secretary, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer(1)	$0	$0
John Canning(4)(5) CCO	$42,000	$42,000

*The aggregate compensation paid by the Trust to each Independent Trustee and the Chief Compliance Officer is allocated as a percent of net assets among each series of the Trust.
(1) Trustees and officers who are employees of the Adviser receive no compensation from the Trust.
(2) The Monetta Fund Complex as of December 31, 2015 consisted of the series of funds of the Monetta Trust. The Monetta Trust does not offer any retirement or deferred compensation benefits to the members of the Board of Trustees or officers of the Trust.
(3)  Ms. Luscombe became an Independent Trustee effective November 25, 2015.
(4) Compensation for the Trust’s CCO is paid to Cipperman Compliance Services LLC (“CCS”) pursuant to an agreement between CCS and the Trust.
(5) Effective March 18, 2016, John Canning no longer serves as CCO of the Trust.

Leadership Structure of the Board
The Board of Trustees of the Trust oversees the management of the Trust through its collective actions and through its standing committees, discussed below. Mr. John L. Guy, a Trustee who is not an interested person of the Trust (as defined in the 1940 Act), serves as the Chairman of the Board of Trustees. Mr. Guy also acts as the Chairman of any meetings of the Board’s independent Trustees. Further, the Board has delegated the risk oversight duties and functions to the Audit Committee, which is comprised solely of independent Board members. Ms. Marlene Z. Hodges serves as the Chairwoman of the Audit Committee. The Board has determined that its management structure, including its committee structure and risk oversight delegation, as well as Mr. Guy’s service as a disinterested Chairman of the Board, is appropriate given the specific characteristics and circumstances of the Trust. The Board’s structure allows it to exercise informed and independent judgment over matters under its purview, and allocate areas of responsibility among committees and the Board in a manner that enhances effective oversight. The Board also believes that having a majority of independent Trustees is appropriate and in the best interest of each Fund’s shareholders. Nevertheless, the Board also believes that having an interested Trustee serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Monetta Funds.

Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Board member represent a diversity of backgrounds, experiences and a variety of complementary skills. Three of the four Board members have at least ten years of experience as a Trustee of Monetta Trust. Additionally, each of the Board members has served in a managerial or officer capacity of either a company in the financial services industry or of a public company (or a subsidiary thereof). Furthermore, the Board has determined that Mr. Guy, Ms. Luscombe and Ms. Hodges possess the requisite attributes, and each has acquired such attributes through his or her educational and professional experiences, to qualify as an audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR. In addition to the foregoing and the information in the table above, the following experience, skills and qualifications of each respective Board member leads the Board to the conclusion that each Trustee should serve as such:

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Mr. Robert S. Bacarella has been in the investment management industry for more than 25 years and has served as a trustee or director of multiple investment companies, including as a Trustee of the Trust since 1993. Additionally, his experience as the CEO of the Adviser for more than 15 years provides the Board with significant insight into the Adviser’s operations and a better understanding of the strategies of the Funds.

Mr. John L. Guy has worked in the financial services industry for more than 10 years and has particular experience in commercial banking and financing. Additionally, Mr. Guy has served as a trustee or director of multiple investment companies during the past 20 years, including as Trustee of the Trust since 1993. His experience overseeing investment companies and in banking contributes, in particular, to the Board’s understanding of Fund operations, risk management and financial controls.

Ms. Marlene Z. Hodges has provided financial advisory services as a financial officer or consultant to a range of for-profit and not-for-profit organizations for more than 20 years. Additionally, Ms. Hodges has served as a trustee or director of multiple investment companies during the past 10 plus years, including as a Trustee of the Trust since 2001. Her experience overseeing investment companies and as a financial officer in banking contributes, in particular, to the Board’s understanding of Fund operations, risk management and financial controls.

Ms. Patricia Luscombe, CFA, has more than 25 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. At her current position at Lincoln International, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients have ranged from closely-held businesses to large publicly traded companies. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Masters of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA. Her experience in corporate finance and valuation contributes, in particular, to the Board’s understanding of Fund operations, risk management and financial controls.

It is the Trustees’ belief that this management structure and mix of skills allows the Board of Trustees of the Monetta Trust, as a whole, to oversee the business of the Monetta Trust in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board will review the mix of skills and other relevant experiences of the Board members. The specific talents which the Board’s Nominating Committee will seek in a candidate depends upon the Board’s needs at the time a vacancy occurs.

The table above provides professional experience of each Trustee on an individual basis. This disclosure includes the length of time serving the Monetta Trust, other directorships held, and their principal occupation during the past five years. In light of the Monetta Trust’s business and structure, the experience of each Board member is beneficial for overseeing the business of the Funds.

Risk Management and Oversight
As a registered investment company, the Monetta Trust is subject to a variety of risks, including investment-related risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board reviews the management of the Monetta Trust’s risks by the Adviser, by the Monetta Trust’s service providers, as well as by Monetta Trust’s Chief Compliance Officer (“CCO”). The responsibility to manage the Monetta Trust’s risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board is ultimately responsible for oversight of the Funds. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Funds’ CCO, the independent registered public accounting firm for the Funds, and other service providers as appropriate, regarding risks faced by the Funds and relevant risk functions. In addressing issues regarding the Monetta Trust’s risk management between meetings, appropriate representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board), and independent counsel to the Board. As appropriate, the Board members confer among themselves, with the CCO, the Adviser, other service providers, and counsel to the Board, to identify and review risk management issues that may be placed on the full Board’s agenda.

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The Audit Committee also assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Executive Committee, as necessary, reviews and makes recommendations concerning pricing of the Monetta Trust’s portfolio securities. Each Committee presents reports to the Board that may prompt further discussion of issues concerning the oversight of the Monetta Trust’s risk oversight and management.

The CCO assists the Board in overseeing the significant investment policies of the relevant funds. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers additional reports from the CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

Standing Committees of the Boards

Audit Committee
The Trust has an Audit Committee, which is comprised entirely of independent Trustees. John L. Guy, Patricia J. Luscombe and Marlene Z. Hodges, the Trust’s independent Trustees, currently sit on the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Trust. The Audit Committee also holds discussions with management and with the Registered Independent Public Accounting Firm concerning the scope of the audit and the auditor's independence. The Board has also delegated to the Audit Committee the duty to oversee and manage, the Trust’s exposure to material risks and the management of those risks. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2015. The Audit Committee operates under a written charter.

Nominating Committee
The Nominating Committee was created in 2000 and is comprised entirely of independent Trustees. John L. Guy and Marlene Z. Hodges currently sit on the Nominating Committee. The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee met once during calendar year 2015. The Trust does not elect trustees annually, since each trustee serves until retirement, removal, resignation or death. The Nominating Committee reviews and nominates persons to serve as members of the Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Trustees. The Nominating Committee has adopted a written charter. When the Board determines to seek a candidate to become a trustee, the Committee will review men or women of proven character and talents and consider whether such candidates qualify as an independent trustee. The specific talents sought by the Committee will depend on perceived needs at the time the vacancy arises, including how a potential candidate would affect the Board’s diversity. The Committee has the authority to retain third parties that may receive compensation for identifying or evaluating candidates.

When the Board seeks a candidate, the Committee may consider recommendations of qualified candidates from a variety of sources, including other trustees (including non-interested trustees) and shareholders. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60189.

Executive Committee
The Executive Committee, which is comprised of Robert S. Bacarella, Patricia J. Luscombe and Marlene Z. Hodges, meets between meetings of the Board and is authorized to exercise all of the Board’s powers. In particular, the Executive Committee meets to review and make recommendations concerning pricing of the Trust's portfolio securities when a particular security cannot be properly valued. The Executive Committee did not meet during calendar year 2015.

Compensation Committee
The Trust does not have a Compensation Committee.

Trustees' Fund Holdings
As of December 31, 2015, the Trustees had invested the following amounts in the Trust and in all funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

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Name	Monetta Fund	Young Investor Fund	Aggregate Dollar Range*
Robert S. Bacarella	Over $100,000	Over $100,000	Over $100,000
John L. Guy	$1–10,000	none	$1–10,000
Marlene Z. Hodges	$10,001–50,000	$10,001–50,000	$10,001–50,000
Patricia J. Luscombe	none	none	none
* Total invested in all funds is the aggregate dollar range of investments in all funds overseen by each individual Trustee and managed by the Adviser.

Trustees' Affiliations and Transactions
None of the independent Trustees (or their immediate family members) own any securities issued by the Monetta Trust's investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. Robert S. Bacarella owns shares of the Adviser and is considered an interested Trustee.

None of the independent Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $120,000, in the Monetta Trust's investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $120,000 and to which any of the following persons was a party: Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Trust's investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $120,000 and to which any of the following persons was a party: Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Trust's investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Monetta Trust's investment adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Trustee (or their immediate family members) served as an officer.

INVESTMENT ADVISER

Adviser
The investment adviser for the Monetta Trust is Monetta Financial Services, Inc. (the “Adviser”). Under an Investment Advisory Agreement with respect to each Fund, the Adviser provides various services to the Monetta Fund and Young Investor Fund. A description of the responsibilities of the Adviser appears in the "Management" section of the Prospectus.

An Investment Advisory Agreement between each Fund and the Adviser will remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Monetta Trust who are not parties to the Investment Advisory Agreement or “interested person”, as that term is defined in the 1940 Act (the “Independent Trustees”), of parties to the Investment Advisory Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Funds or the Adviser upon 60 days’ prior written notice; it automatically terminates in the event of its assignment.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund’s investment objectives and policies stated above, subject to the direction and control of the Board. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space and furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds’ day-to-day management and administration.

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Robert S. Bacarella, an interested Trustee and the Principal Executive Officer and President of the Trust, controls the Adviser through his ownership of 76.7% of the outstanding voting stock of the Adviser and by serving as a Director and the Chairman, Chief Executive Officer and President of the Adviser.

For the services provided to the Funds, the Adviser is paid a monthly fee, based on a percentage of the average net assets of each fund. Investment management fees paid by each fund, for the fiscal years ended December 31, 2015, 2014 and 2013, are as follows:

Investment Management Fees

FUND	2015	2014	2013
Monetta Fund	$524,134	$514,083	$465,728
Young Investor Fund	$719,092	$782,834	$419,140

The above table shows gross management fees earned by the Adviser with respect to each Fund, before any fees waived or expenses reimbursed. Pursuant to an expense limitation agreement that expired April 30, 2014, the Adviser had agreed to cap the Young Investor Fund’s actual expenses after recognizing the benefits of custody or other credits, fee waivers, and expense reimbursements at 1.00%. The Adviser waived fees and reimbursed Young Investor Fund expenses totaling $44,514 and $165,963 for 2014 and 2013, respectively.

The Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Portfolio Managers
The Adviser manages the Monetta and Young Investor Funds through the use of co-managers. Mr. Robert S. Bacarella and Mr. Robert J. Bacarella co-manage the Monetta Fund and Young Investor Fund by collaborating on all investment decisions.

Mr. Robert S. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director of the Adviser since 1984; and President of the Adviser since 1984. He served as the portfolio manager or co-manager of the Monetta Fund (and the Predecessor Monetta Fund) and the Young Investor Fund since inception. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Robert J. Bacarella, CPA, joined the Adviser in September 2008 as a security analyst and has been the co-manager of the Monetta Fund (including the Predecessor Monetta Fund) and the Young Investor Fund since December 2009. He has been Vice-President, Treasurer, Chief Financial Officer and Director of the Adviser since 2010. Prior to joining the Adviser, Mr. Bacarella was an audit manager at MidAmerica Bank from 2005 to 2008, was a senior auditor at JPMorgan Chase from 2002 to 2005, and Ernst & Young LLP from 1999 to 2002. He received his Bachelor’s Degree in Accounting and Management Information Systems from Miami University and his MBA from DePaul University. He is a Certified Public Accountant.

Other Accounts Managed
The portfolio managers of the Adviser do not manage portfolios other than those of the Monetta Trust. The Adviser’s only client is the Investment Company. In the past, the Adviser has had other advisory arrangements with other separate accounts, but as of the date of this SAI, the Adviser currently has no such arrangements and does not manage any accounts other than the Trust.

Potential conflicts of interest may arise between the funds managed by the Adviser, for example between funds that may each invest in the same security. The Adviser allocates investment decisions across all the funds in a particular strategy in order to limit the conflicts involved in managing multiple funds. Differences in investments are a result of individual fund investment strategies and restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation
Mr. Robert S. Bacarella and Mr. Robert J. Bacarella are compensated by the Adviser for their services as portfolio managers and receive compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

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The dollar range of shares beneficially owned by them in the Funds for which they serve as portfolio managers for the year ended December 31, 2015, are as follows:

Name	Monetta Fund	Young Investor Fund
Robert S. Bacarella	over $1,000,000	$500,001 - $1,000,000
Robert J. Bacarella	$50,001 - $100,000	$50,001 - $100,000

Code of Ethics
The Trust, the Adviser and the Distributor (as defined under the “The Distributor”) have each adopted codes of ethics that meet the requirements of Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940 (each a “Code of Ethics”). Each Code of Ethics was designed to ensure that the interests of a Fund’s shareholders come before the interests of the people who manage the Fund. Among other provisions, each Code of Ethics prohibits portfolio managers and other investment personnel from entering into any securities transaction (including, but not limited to, those involving initial public offerings and securities sold in private placements) in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer. Copies of each Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

SERVICE PROVIDERS
Fund Accountant and Administrator
U.S. Bancorp Fund Services, LLC (“USBFS”) with its principal business office located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ accountant and administrator. USBFS is an indirect wholly-owned subsidiary of U.S. Bancorp.

The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For the three most recently completed fiscal years ended December 31, the Funds paid the following amounts for administrative services:

Fund	2015	2014	2013
Monetta Fund	$33,836	$33,489	$32,174
Young Investor Fund	$61,670	$68,199	$36,870

Distributor
The shares of each Fund are offered for sale on a continuous basis through Quasar Distributors, LLC ("Distributor"), a registered broker-dealer, pursuant to a written Distribution Agreement with the Monetta Trust. The Agreement continues from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each fund and (ii) by a majority of the Board members who are not parties to the Agreement or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Monetta Trust. For the Monetta Fund, the Adviser pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of the Monetta Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers all of the Funds' shares only on a best-efforts basis.

The distribution of shares for the Young Investor Fund is discussed below in the section titled “Distribution of Shares – Rule 12b-1 Plan”.

Quasar Distributors, LLC’s principal business location is 615 East Michigan Street, Milwaukee, WI 53202.

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Transfer Agent
U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 has been retained by the Funds to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

Custodian
U.S. Bank N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212 is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.

Sub-Transfer Agent
Firms that establish omnibus or networked level 3 accounts and provide substantially the same services to their clients as are provided by USBFS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund. Such fees may not exceed the amounts set by the Board of Trustees of the Trust, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Funds’ Board has approved. In these cases, the Adviser pays the additional amount.

In an omnibus account, the Funds maintain a single account in the name of a financial intermediary such as a broker, dealer, record-keeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts. The Distributor (and, in certain cases, the Adviser), on behalf of the Funds, enters into agreements whereby the Funds are charged by the financial intermediary or administrator for record-keeping and shareholder services. Certain of those agreements are described in this Statement of Additional Information.

Record-keeping and shareholder services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic reports of the Funds, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist the Funds in their compliance with federal and state securities laws. Each Fund typically would be paying these shareholder servicing fees directly, were it not that the financial intermediary holds all customer accounts in a single omnibus account with the Funds.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as independent registered public accountants for each of the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and reviews and signs the Funds’ federal, state and excise tax returns, meets with the Audit Committee of the Funds’ Board, and performs other professional accounting, auditing and tax services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel
Thompson Hine LLP, 41 High Street, Suite 1700, Columbus, OH 43215, serves as counsel to the Trust and the Independent Trustees.

Compliance Services Provider
Cipperman Compliance Services, LLC, 500 E. Swedesford Rd., Suite 104, Wayne, PA 19087, provides compliance support services to the Trust. For its services and for the services of the Trust’s Chief Compliance Officer, the Trust pays Cipperman Compliance Services, LLC $3,500 per month, which amount is allocated as a percent of net assets among each series of the Trust.

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DISTRIBUTION OF SHARES – RULE 12b-1 PLAN

Distribution Plans
The Young Investor Fund has adopted a Service and Distribution Plan under which such plan reimburses the Distributor for some of its distribution expenses. The Monetta Fund has not adopted a Service and Distribution Plan. The Service and Distribution Plan was approved by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to the Service and Distribution Plan are included in the operating expenses of the Young Investor Fund.

Payments under the Service and Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value for the Young Investor Fund. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Young Investor Fund.

Additional Information Concerning the Distribution Plans
In addition, to the extent that any investment advisory fees paid by the Young Investor Fund may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of fund shares within the meaning of Rule 12b-1, the Service and Distribution Plan authorizes the payment of such fees.

The Service and Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Trustees or a majority of the Young Investor Fund’s outstanding class of shares. The Distributor is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended under the Service and Distribution Plan. The Service and Distribution Plan may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Service and Distribution Plan is in effect, the Monetta Trust must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.

The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Young Investor Fund, during the fiscal year ended December 31, 2015, are as follows:

Young Investor Fund
Advertising	$4,952
Printing and mailing of Prospectus to other than current shareholder	$0
Compensation to personnel	$0
Compensation to Broker-Dealers	$260,176
Compensation to Sales Personnel	$0
Other –State registration filing fees	$0
Other –Distributor charges	$0
Other –Marketing expenses	$0

It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the Young Investor Fund to reach an economically viable size. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become unprofitable. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. Additional benefits may accrue from net sales of shares relative to portfolio management and increased shareholder servicing capability. Increased assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff, which can respond more effectively and promptly to shareholder's inquiries and needs.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser has discretion to select brokers, dealers and market makers to execute portfolio transactions. The main objective is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, the Adviser will consider all factors it deems relevant, including the execution capability of the broker-dealer; the size of the transaction, the difficulty of the execution, the operational facilities of the broker-dealer; the risk to the broker-dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the broker-dealer. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Adviser. The Adviser is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the Board recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the Board that, should the Adviser manage accounts separate from the Funds, other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

The following table shows the aggregate amount of brokerage transactions and related commissions paid by each Fund for the three most recently completed fiscal years ended December 31, and all of those commissions were paid to brokers and dealers that provided research services to the Advisor. In accordance with the safe harbor under Section 28(e) of the Exchange Act of 1934, the Adviser may allocate a portion of such commissions to soft dollar credits.

	2015		2014		2013
Fund	Aggregate Dollar Amount of Brokerage Transactions	Amount of Related Commissions	Aggregate Dollar Amount of Brokerage Transactions	Amount of Related Commissions	Aggregate Dollar Amount of Brokerage Transactions	Amount of Related Commissions
Monetta Fund	$154,296,705	$26,956	$146,130,583	$58,053	$93,172,465	$76,558
Young Investor Fund	$149,505,999	$20,220	$154,198,496	$58,194	$112,643,569	$70,573

Aggregation and Allocation of Trades
The Adviser typically aggregates Funds’ purchase or sale orders into blocks for execution in order to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices. Where purchases or sales are made on a block basis, price and per share commission and transaction costs are allocated to each advisory client on a pro rata basis subject to available cash, account restrictions, and other relevant investment factors. The Adviser endeavors to allocate investment opportunities fairly over time. The Adviser will not favor any Fund account.

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The Adviser and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by the Funds. The Adviser has adopted guidelines to avoid any conflict of interest between the interests of Monetta Trust, affiliates, Officers, Trustees, Directors and employees. In any situation where the potential for conflict exists, transactions for the Funds take precedence over any Adviser or affiliate transactions. Guidelines include a restriction on trading in any security which has a conflicting order pending or where the Adviser is actively considering a purchase or sale of the same security.

The Adviser does not execute personal trades for its employees, officers, or directors.

PORTFOLIO TURNOVER

Portfolio turnover is a function of individual stock price volatility, reflecting both price direction and volume. The Monetta Fund normally pursues a selling discipline that seeks to preserve capital gains and limit losses. This approach can result in above-average trading volume, especially during periods of decline. The table below sets forth the portfolio turnover rates of each Fund for the period noted:

Year Ended 12/31/2015
Monetta Fund	146.2%
Young Investor Fund	51.1%

PROXY VOTING POLICY

The Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its Proxy Voting Policies and Procedures (the “Proxy Policies”), a summary of which may be found below.

For any conflicts that may arise between the interests of a Fund and the interests of the respective investment advisers, principal underwriter, or any affiliated person(s) of the Funds, the Proxy Policies will be followed.

Proxy voting records for the Funds for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Funds at 1-800-MONETTA. This information also is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Summary of Proxy Policies
In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Policies concerning proxies voted by the Adviser on behalf of each Fund. The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.

It is generally the policy of the Adviser to vote its investment responsibility shares in favor of proposals recommended by the issuer’s board of directors.

Adviser has established general guidelines for voting proxies on the Funds. These generally guide the Adviser’s decision-making. There may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In certain circumstances, the Adviser may refrain from voting shares.

For each proxy, the Adviser maintains records as required by applicable law. Proxy voting information is provided to the Funds’ Board on a quarterly basis. A respective Fund’s shareholder may request a copy of the Adviser’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for the respective Fund, by calling the Adviser at 1-800-MONETTA, or writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Funds. The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders. These payments may be divided into categories as follows:

Support Payments
Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between each Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

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Entertainment, Conferences and Events
The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund’s shares.

As of December 31, 2015 the Advisor does not have agreements with any firms to pay such Support Payments. Future Support Payments may be structured in three ways: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) a flat fee.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of each Fund’s shares.

How to Buy Shares
In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds from certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 3:00 p.m., Central time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

The public offering price of a Fund’s shares is its NAV. Shares are purchased at the public offering price next determined after the transfer agent receives your order in proper form as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your order in proper form before the close of regular trading on the NYSE, generally 3:00 p.m., Central time.

The Funds reserve the right in their sole discretion (1) to suspend the continued offering of a Fund’s shares, (2) to reject purchase orders in whole or in part when in the judgment of the Advisor or such rejection is in the best interest of each Fund, and (3) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with each Fund’s objective and otherwise acceptable to the Advisor and the Board.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell Fund shares any day the NYSE is open for regular trading. Payments to shareholders for Fund shares redeemed directly from a Fund will be made as promptly as possible, but no later than seven days after receipt by the transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of each Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of each Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Instructions
As described in the Prospectus, shareholders with telephone privileges established on their account may redeem up to $50,000 of a Fund’s shares by telephone. Upon receipt of any instruction or inquiry from a person claiming to be a shareholder, each Fund or its authorized agents may carry out the instruction and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, each Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine. If the transfer agent fails to employ reasonable procedures, a Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the transfer agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the transfer agent by telephone. In this event, you may wish to submit a written request, as described in the Prospectus. Telephone privileges may be modified or terminated without notice.

Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the net asset value of a Fund). Each Fund has reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. To the extent a Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. Each Fund does not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

PRICING SHARES

Net Asset Value
The net asset value (“NAV”) per share of a Fund is determined every business day as of the close of the NYSE (generally 3:00 p.m. Central Time), and at such other times as may be necessary or appropriate. The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is computed by dividing the value of a Fund’s total assets, less its liabilities, by the total number of shares outstanding.

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Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

The Funds strictly prohibit late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.

Valuation
The Funds’ securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the NASDAQ system, are valued based on the NASDAQ Official Closing Price. If a closing price is not reported, equity securities are valued at the mean between the most recent bid and ask quotation. Debt securities are valued on the basis of market quotations.

In the event that the Adviser determines that market quotations are not available for any security, a fair value of such security will be determined in accordance with procedures established by the Board’s Executive Committee. Market quotations also may be deemed unavailable in other contexts, where the Adviser reasonably believes a quotation does not reflect the price as of the market close. The Funds have adopted procedures for monitoring significant events, which the Trust defines as an event that could materially affect the value of a security that has occurred between the time of the security’s last close and the time of which the NAV is calculated. In the event the Adviser becomes aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Funds’ Board.

Foreign securities may impose additional fair valuation considerations due to the potential for market timing activity. For the purposes of valuation, the Funds define a foreign security as a security that trades solely or principally on a foreign exchange or other foreign market and for which no ADR, GDR or other receipt exists. In the event that the Funds purchased a foreign security, additional procedures would be established and used as described in the valuation procedures established by the Board of Trustees.

DIVIDENDS, CAPITAL GAINS AND TAXES

Distributions
Dividends from net investment income and distributions from net gains from the sale of securities are generally made annually for the Funds. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by November 30 of each year.

Each Fund’s distribution is accompanied by a brief explanation of the form and character of the distribution. In February of each year, the Funds will issue a statement of the federal income tax status of all distributions to each shareholder.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. The Funds’ policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. However, the Funds can give no assurances that their distributions will be sufficient to eliminate such taxes. To comply with the requirements of the Code, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. If a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

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Each Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Funds.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Under current law, a portion of the distributions paid by a Fund to individual shareholders may be qualified dividends currently eligible for taxation at long-term capital gain rates to the extent a Fund designates the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends received deduction to the extent a Fund designates the amount distributed as a qualifying dividend and if holding period requirements are satisfied. The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. In view of each Fund’s investment policy, it is expected that dividends from domestic corporations will be part of each Fund’s gross income and that, accordingly, part of the distributions by a Fund may be eligible for treatment as qualified dividend income for individual shareholders and the dividends-received deduction for corporate shareholders. However, the portion of a Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The reduced tax rate or deduction may be reduced or eliminated if Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax currently at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies a Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Each Fund in the Trust will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as they qualify as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax currently at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

Table of Contents - Statement of Additional Information (SAI)

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

SIGNIFICANT SHAREHOLDERS

As of March 31, 2016, the Trustees and officers of the Trust, as a group, owned the following percentages of the outstanding shares of each Fund:

Monetta Fund	2.33%
Young Investor Fund	*
   *Amount is less than 1%.

As of March 31, 2016, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a Fund. The Funds believe that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

Monetta Fund
The Trust is not aware of any shareholder who owns of record more than 5% of the Monetta Fund’s total outstanding shares.

Young Investor Fund
Name and Address	Number of Shares	% of Fund
Charles Schwab & Co Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 (record owner)	2,412,498	38.58%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052 (record owner)	1,319,844	21.10%
NFS LLC FEBO 100 Crosby Parkway Covington, KY 41015 (record owner)	1,060,388	16.96%

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PERFORMANCE INFORMATION

Performance Data
From time to time, each Fund may give information about its performance by quoting figures in advertisements and sales literature. These performance figures are based on historical results and are not intended to indicate future performance. "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

  ERV = P(1+T)(n)

  P = the amount of an assumed initial investment of $1,000 in fund shares;

  T = average annual total return;

  n = number of years from initial investment to the end of the period

  ERV = ending redeemable value of $1,000 investment held until the end of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

  P(1+T)(n) = ATV(D)

  P = hypothetical initial payment of $1,000

  T = average annual total return (after taxes on distributions)

  n = number of years

  ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

  P(1+T)(n) = ATV(DR)

  P = hypothetical initial payment of $1,000

  T = average annual total return (after taxes on distributions and redemption)

  n = number of years

  ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

Advertising Information
In advertising and sales literature, a fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a fund to an alternative investment should be made with consideration of differences in features and expected performance.

Table of Contents - Statement of Additional Information (SAI)

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a fund include, but are not limited to, the following:

  Business Week
  Changing Times
  Chicago Tribune
  Chicago Sun-Times
  Crain's Chicago Business
  Consumer Reports
  Consumer Digest
  Financial World
  Forbes
  Fortune
  Investor's Daily
  Kiplinger's
  L/G No-Load Fund Analyst
Los Angeles Times
Money
 Mutual Fund Letter
 Morningstar
 Newsweek
 The New York Times
 Pensions and Investment
 Personal Investor
 Stanger Reports
 Time
 USA Today
 U.S. News and World Report
 The Wall Street Journal

When a newspaper, magazine, or other publication mentions a fund, such mention may include (i) listings of some or all of the fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the fund's or a portfolio manager's economic and market outlook.

A fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average, the Russell Indices, the NASDAQ Composite Index, the Dow Jones Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The risk- adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

FINANCIAL STATEMENTS

The financial statements for the Funds, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 2015, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 2015 and 2014, are included in the Funds’ Annual Report to shareholders for the fiscal year ended December 31, 2015. Also included in the Annual Report are the financial highlights for the Funds. The Annual Report is incorporated herein by reference. You may receive copies of the report, as well as the June 30 Semi-Annual Report, without charge by calling 1-800-MONETTA.

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